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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 2, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    000-12104              61-1009366
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  (State or Other Jurisdiction         (Commission         (I.R.S.  Employer
        of Incorporation)              File Number)       Identification No.)


     300 American Road, Morris Plains, New Jersey                 07950
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       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENT

     On September 2, 2005, Immunomedics, Inc., a Delaware corporation (the "Company"), received notification from The Nasdaq Stock Market ("Nasdaq") informing the Company that the Nasdaq Listing and Qualification Panel has determined that the Company will continue to be listed on The NASDAQ Stock Market. On September 6, 2005, the Company issued a press release to announce its receipt of this notification from the NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits:

             99.1 Press release dated September 6, 2005, titled "Immunomedics Announces Positive Ruling from Nasdaq Appeal Panel."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2005               IMMUNOMEDICS, INC.


                                       By: /s/ Cynthia L. Sullivan
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                                           Cynthia L. Sullivan
                                           President and Chief Executive Officer

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